CREDIT SUISSE FIRST BOSTON                                          EXHIBIT 20.1
                     COMPASS BANK AUTO OWNER TRUST 1998-A                 page 1
                            COMPASS BANK - SERVICER
            COMPASS BANK "ALABAMA", COMPASS BANK "TEXAS" - SELLERS

I. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
   (A) Total Portfolio Balance                                               $401,460,879.06
   (B) Total Securities Balance                                              $401,460,879.06
   (C) Class A-1 Notes
       (i)    Class A-1 Notes Balance                                        $127,235,000.00
       (ii)   Class A-1 Notes Percentage (C(i)/IB)                                     31.69%
       (iii)  Class A-1 Notes Rate                                                     5.659%
       (iv)   Class A-1 Notes Accrual Basis                                       Actual/360
   (D) Class A-2 Notes
       (i)    Class A-2 Notes Balance                                         $81,700,000.00
       (ii)   Class A-2 Notes Percentage (D(i)/IB)                                     20.35%
       (iii)  Class A-2 Notes Rate                                                     5.709%
       (iv)   Class A-2 Notes Accrual Basis                                       Actual/360
   (E) Class A-3 Notes
       (i)    Class A-3 Notes Balance                                        $170,445,000.00
       (ii)   Class A-3 Notes Percentage (E(i)/B)                                      42.46%
       (iii)  Class A-3 Notes Rate                                                      5.90%
       (iv)   Class A-3 Notes Accrual Basis                                           30/360
   (F) Certificates
       (i)    Certificates Balance                                            $22,080,879.06
       (ii)   Certificates Percentage (G(i)/B)                                          5.50%
       (iii)  Certificates Rate                                                         6.65%
       (iv)   Certificates Accrual Basis                                              30/360
   (G) Servicing Fee Rate                                                               1.00%
   (H) Portfolio Summary
       (i)    Weighted Average Coupon (WAC)                                             9.84%
       (ii)   Weighted Average Original Maturity (WAOM)                                57.78 months
       (iii)  Weighted Average Remaining Maturity (WAM)                                42.27 months
       (iv)   Number of Receivables                                                   35,744
   (I) Reserve Account
       (i)    Reserve Account Initial Deposit Percentage                                0.25%
       (ii)   Reserve Account Initial Deposit                                  $1,003,652.20
       (iii)  Specified Reserve Account Balance (greater of J(iii)(a or
              b) if 1.5% loss and delinquency triggers not hit - otherwise
                  J(iii)(c))
              (a) Percent of Original Securities Balance                                1.00%
              (b) Trigger Percent of Remaining Securities Balance                       6.00%

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
-------------------------------------------------
   (A) Total Portfolio Balance                                               $318,978,986.11
   (B) Total Securities Balance                                              $318,978,986.11
   (C) Cumulative Note and Certificate Pool Factor                                 0.7945456
   (D) Class A-1 Notes
       (i)    Class A-1 Notes Balance                                         $44,753,107.05
       (ii)   Class A-1 Notes Pool Factor                                          0.3517358
       (iii)  Class A-1 Notes Interest Carryover Shortfall                             $0.00
       (iv)   Class A-1 Notes Principal Carryover Shortfall                            $0.00
   (E) Class A-2 Notes
       (i)    Class A-2 Notes Balance                                         $81,700,000.00
       (ii)   Class A-2 Notes Pool Factor                                          1.0000000
       (iii)  Class A-2 Notes Interest Carryover Shortfall                             $0.00
       (iv)   Class A-2 Notes Principal Carryover Shortfall                            $0.00
   (F) Class A-3 Notes
       (i)    Class A-3 Notes Balance                                        $170,445,000.00
       (ii)   Class A-3 Notes Pool Factor                                          1.0000000
       (iii)  Class A-3 Notes Interest Carryover Shortfall                             $0.00
       (iv)   Class A-3 Notes Principal Carryover Shortfall                            $0.00
   (G) Certificates
       (i)    Certificates Balance                                            $22,080,879.06
       (ii)   Certificates Pool Factor                                             1.0000000
       (iii)  Certificates Interest Carryover Shortfall                                $0.00
       (iv)   Certificates Principal Carryover Shortfall                               $0.00
   (H) Servicing Fee
       (i)    Servicing Fee Shortfall                                                  $0.00
   (I) End of Prior Month Account Balances
       (i)    Reserve Account                                                  $3,168,599.39
   (J) Net Losses as of End of Prior Month
       (i)    Cumulative Net Losses for All Prior Periods                        $242,384.39
       (ii)   Net Losses for Second Preceding Period                                    0.21%
       (iii)  Net Losses for Preceding Period                                           0.62%
   (K) Delinquencies as of End of Prior Month
       (i)    Delinquency Ratio for Preceding Period                                    0.09%
       (ii)   Delinquency Ratio for Second Preceding Period                             0.07%
   (L) Portfolio Summary as of End of Prior Month
       (i)    Weighted Average Coupon (WAC)                                            10.21%
       (ii)   Weighted Average Remaining Maturity (WAM)                                37.27 months
       (iii)  Number of Receivables                                                   31,811
   (M) Previous Month Distribution Date                                             11/16/98

III. MONTHLY INPUTS FROM THE MAINFRAME
--------------------------------------
   (A) Receivables Principal
       (i)    Principal Collections                                         $  14,892,338.63
       (ii)   Prepayments in Full                                                      $0.00
       (iii)  Repurchased Loan Proceeds Related to Principal                           $0.00
       (iv)   Other Refunds Related to Principal                                       $0.00
   (B) Receivables Interest
       (i)    Interest Collections                                           $  2,546,811.92
       (ii)   Repurchased Loan Proceeds Related to Interest                            $0.00
   (C) Portfolio Summary as of End of Month

CREDIT SUISSE FIRST BOSTON                                          EXHIBIT 20.1
                     COMPASS BANK AUTO OWNER TRUST 1998-A                 page 2
                            COMPASS BANK - SERVICER
            COMPASS BANK "ALABAMA", COMPASS BANK "TEXAS" - SELLERS

       (i)    Weighted Average Coupon (WAC)                                             9.58%
       (ii)   Weighted Average Remaining Maturity (WAM)                                36.51 months
       (iii)  Remaining Number of Receivables                                         31,136
   (D) Delinquent Receivables                       Dollar Amount              #  Units
                                                    -------------              --------
       (i)    30-59 Days Delinquent                 $   260,351    0.09%      391  1.26%
       (ii)   60-89 Days Delinquent                   84,545.41    0.03%       86  0.28%
       (ii)   90 Days or More Delinquent             240,354.48    0.08%      142  0.46%
   (M) Current Month Distribution Date                                              12/15/98

IV. INPUTS DERIVED FROM OTHER SOURCES
-------------------------------------
   (A) Reserve Account Investment Income                                          $11,674.31
   (B) Collection Account Investment Income                                       $62,270.19
   (C) Total Liquidations                                                              $0.00
   (D) Gross Losses for Collection Period                                        $285,883.95
   (E) Liquidated Receivables Information
       (i)    Liquidation Proceeds Related to Principal                                $0.00
       (ii)   Liquidation Proceeds Related to Interest                                 $0.00
       (iii)  Recoveries from Prior Month Charge Offs                                  $0.00
       (iv)   Aggregate Net Losses for Collection Period                         $285,883.95
   (F) Days in Accrual Period                                                             29
   (G) Deal age                                                                            5

                                           MONTHLY COLLECTIONS
                                           -------------------
 V. INTEREST COLLECTIONS
------------------------
   (A) Interest Collections                                                    $2,546,811.92
   (B) Repurchased Loan Proceeds Related to Interest                                    0.00
   (C) Recoveries from Prior Month Charge Offs                                          0.00
                                                                              --------------
   (E) Total Interest Collections                                              $2,546,811.92

VI. PRINCIPAL COLLECTIONS
-------------------------
   (A) Principal Payments Received                                            $14,892,338.63
   (B) Liquidation Proceeds                                                             0.00
   (C) Repurchased Loan Proceeds Related to Principal                                   0.00
   (D) Other Refunds Related to Principal                                               0.00
                                                                              --------------
   (E) Total Principal Collections                                            $14,892,338.63

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS                                 $17,439,150.55
---------------------------------------------

                                        MONTHLY DISTRIBUTIONS
                                        ---------------------
VIII. FEE DISTRIBUTIONS
-----------------------
   (A) Reserve Account Investment Income                                          $11,674.31
   (B) Collection Account Investment Income                                       $62,270.19
   (C) Servicing Fee
       (i)    Servicing Fee Due                                                  $265,815.82
       (ii)   Servicing Fee Paid                                                  265,815.82
                                                                              --------------
       (iii)  Servicing Fee Shortfall                                                  $0.00

IX. INTEREST DISTRIBUTIONS
--------------------------
   (A) Class A-1 Notes
       (i)    Class A-1 Notes Interest Due                                       $204,013.25
       (ii)   Class A-1 Notes Interest Paid                                       204,013.25
                                                                              --------------
       (iii)  Class A-1 Notes Interest Shortfall                                       $0.00
   (B) Class A-2 Notes
       (i)    Class A-2 Notes Interest Due                                       $375,731.49
       (ii)   Class A-2 Notes Interest Paid                                       375,731.49
                                                                              --------------
       (iii)  Class A-2 Notes Interest Shortfall                                       $0.00
   (C) Class A-3 Notes
       (i)    Class A-3 Notes Interest Due                                       $838,021.25
       (ii)   Class A-3 Notes Interest Paid                                       838,021.25
                                                                              --------------
       (iii)  Class A-3 Notes Interest Shortfall                                       $0.00
   (D) Total Note Interest
       (i)    Total Note Interest Due                                          $1,417,766.00
       (ii)   Total Note Interest Paid                                          1,417,766.00
                                                                              --------------
       (iii)  Total Note Interest Shortfall                                            $0.00
   (E) Certificates
       (i)    Certificates Interest Due                                          $122,364.87
       (ii)   Certificates Monthly Interest Paid                                  122,364.87
                                                                              --------------
       (iii)  Certificates Monthly Interest Shortfall                                  $0.00
   (F) Total Note and Certificate Interest
       (i)    Total Note and Certificate Interest Due                          $1,540,130.87
       (ii)   Total Note and Certificate Interest Paid                          1,540,130.87
                                                                              --------------
       (iii)  Total Note and Certificate Interest Shortfall                            $0.00
   (G) Excess Fund Available                                                   15,633,203.86

X. PRINCIPAL DISTRIBUTIONS
--------------------------
   (A) Noteholders' Principal Distribution Amounts                            $15,178,222.58
   (B) Class A-1 Notes Principal
       (i)    Class A-1 Notes Principal Due                                   $15,178,222.58
       (ii)   Class A-1 Notes Principal Paid                                   15,178,222.58
                                                                              --------------
       (iii)  Class A-1 Notes Principal Shortfall                                      $0.00
       (iv)   Reserve Fund drawn                                                       $0.00
   (C) Class A-2 Notes Principal
       (i)    Class A-2 Notes Principal Due                                            $0.00
       (ii)   Class A-2 Notes Principal Paid                                            0.00
                                                                              --------------
       (iii)  Class A-2 Notes Principal Shortfall                                      $0.00
       (iv)   Reserve Fund drawn                                                       $0.00
   (D) Class A-3 Notes Principal

CREDIT SUISSE FIRST BOSTON                                          EXHIBIT 20.1
                     COMPASS BANK AUTO OWNER TRUST 1998-A                 page 3
                            COMPASS BANK - SERVICER
            COMPASS BANK "ALABAMA", COMPASS BANK "TEXAS" - SELLERS

       (i)    Class A-3 Notes Principal Due                                            $0.00
       (ii)   Class A-3 Notes Principal Paid                                            0.00
                                                                              --------------
       (iii)  Class A-3 Notes Principal Shortfall                                      $0.00
       (iv)   Reserve Fund drawn                                                       $0.00
   (E) Total Notes Principal
       (i)    Total Notes Principal Due                                       $15,178,222.58
       (ii)   Total Notes Principal Paid                                       15,178,222.58
                                                                              --------------
       (iii)  Total Notes Principal Shortfall                                          $0.00
       (iv)   Reserve Fund drawn                                                       $0.00
   (F) Certificates Principal
       (i)    Certificates Principal Due                                               $0.00
       (ii)   Certificates Principal Paid                                               0.00
                                                                              --------------
       (iii)  Certificates Principal Shortfall                                         $0.00
       (iv)   Release to Servicer                                                      $0.00
   (G) Total Notes and Certificates Principal
       (i)    Total Notes and Certificates Principal Due                      $15,178,222.58
       (ii)   Total Notes and Certificates Principal Paid                      15,178,222.58
                                                                              --------------
       (iii)  Total Notes and Certificates Principal Shortfall                         $0.00

                                      DISTRIBUTIONS SUMMARY
                                      ---------------------
   (A) Total Collections                                                      $17,439,150.55
   (B) Amount of Draw from Reserve Account                                              0.00
   (C) Total Distributions                                                     16,984,169.27
   (D) Amount of Deposit available into Reserve Account                           454,981.28

                                  PORTFOLIO AND SECURITY SUMMARY
                                  ------------------------------
                                                    Beginning                End
XI. POOL BALANCES AND PORTFOLIO INFORMATION         of Period             of Period
-------------------------------------------         ---------             ---------
   (A) Balances and Principal Factors
       (i)    Aggregate Balance of Notes         $296,898,107.05        $281,719,884.47
       (ii)   Note Pool Factor                         0.7945456              0.7425797
       (iii)  Class A-1 Notes Balance              44,753,107.05          29,574,884.47
       (iv)   Class A-1 Notes Pool Factor              0.3517358              0.2324430
       (v)    Class A-2 Notes Balance              81,700,000.00          81,700,000.00
       (vi)   Class A-2 Notes Pool Factor              1.0000000              1.0000000
       (vii)  Class A-3 Notes Balance             170,445,000.00         170,445,000.00
       (viii) Class A-3 Notes Pool Factor              1.0000000              1.0000000
       (iv)   Certificates Balance                 22,080,879.06          22,080,879.06
       (x)    Certificates Pool Factor                 1.0000000              1.0000000
       (xi)   Total Principal Balance of Notes
              and Certificates                    318,978,986.11         303,800,763.53
   (B) Portfolio Information
       (i)    Weighted Average Coupon (WAC)                10.21%                  9.58%
       (ii)   Weighted Average Remaining
              Maturity (WAM)                               37.27 months           36.51 months
       (iii)  Remaining Number of Receivables             31,811                 31,136
       (iv)   Portfolio Receivable Balance       $318,978,986.11        $303,800,763.53

                                            SUMMARY OF ACCOUNTS
                                            -------------------
XII. RECONCILIATION OF RESERVE ACCOUNT
--------------------------------------
   (A) Beginning Reserve Account Balance                                       $3,168,599.39
   (B) Draws
       (i)    Draw for Servicing Fee                                                    0.00
       (ii)   Draw for Interest                                                         0.00
       (iii)  Draw for Realized Losses                                                  0.00
   (C) Excess Interest Deposited into the Reserve
       Account                                                                    454,981.28
   (D) Reserve Account Balance Prior to Release                                 3,623,580.67
   (E) Reserve Account Required Amount                                          4,014,608.79
   (F) Final Reserve Account Required Amount                                    4,014,608.79
   (G) Excess Reserve Account Amount                                                    0.00
   (H) Ending Reserve Account Balance                                           3,623,580.67

XIII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
-----------------------------------------------
   (A) Liquidated Contracts
       (i)    Liquidation Proceeds Related to Principal                                $0.00
       (ii)   Net Liquidation Proceeds Received During
              the Collection Period                                                     0.00
       (iii)  Recoveries on Previously Liquidated
              Contracts                                                                 0.00
   (B) Aggregate Net Losses for Collection Period                                 285,883.95
   (C) Net Loss Rate for Collection Period
       (annualized)                                                                     1.10%
   (D) Cumulative Net Losses for all Periods                                      528,268.34
   (E) Delinquent Receivables                           Dollar Amount          #  Units
                                                        -------------          --------
       (i)    30-59 Days Delinquent                  $260,350.73  0.09%       391  1.26%
       (ii)   60-89 Days Delinquent                  $ 84,545.41  0.03%        86  0.28%
       (ii)   90 Days or More Delinquent             $240,354.48  0.08%       142  0.46%

XIV. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
------------------------------------------------------------
   (A) Cumulative Net Losses
       (i)    Second Preceding Collection Period                                        0.21%
       (ii)   Preceding Collection Period                                               0.62%
       (iii)  Current Collection Period                                                 1.10%
   (B) Ratio of Balance of Contracts Delinquent
       60 Days or More to the Outstanding Balance
       of Receivables.
       (i)    Second Preceding Collection Period                                        0.07%
       (ii)   Preceding Collection Period                                               0.09%
       (iii)  Current Collection Period                                                 0.11%
       (iv)   Three Month Average (Avg(i,ii,iii))                                       0.09%
   (C) Loss and Delinquency Trigger Indicator                           Trigger was not hit.